EXHIBIT 99.1

AGREEMENT AND PLAN OF MERGER
of
HOMETOWN ACQUISITION I CORPORATION (a Delaware corporation)
with and into
HOMETOWN AUTO RETAILERS, INC. (a Delaware corporation)

(a)
Hometown Acquisition I Corporation, a corporation organized under the laws of the State of Delaware (for the sole purpose of effectuating the merger described in this paragraph) with a principal office at 1309 South Main Street, Waterbury, CT 06706 (the “Disappearing Corporation”), shall merge with and into Hometown Auto Retailers, Inc., a corporation organized under the laws of the State of Delaware with a principal office at 1309 South Main Street, Waterbury, CT 06706 (the “Surviving Corporation”), as authorized by Title 8, Section 251 of the General Corporation Law of the State of Delaware.

(b)	Upon completion of the merger, the Surviving Corporation shall be the “surviving corporation” of the merger.

(c)	The name of the Surviving Corporation is and shall be Hometown Auto Retailers, Inc.

(d)	There will be no changes to the Certificate of Incorporation or the Bylaws of the Surviving Corporation as a result of the merger.

(e)
As a result of the merger and effective as of the Effective Time (as defined below), all assets of the Disappearing Corporation shall be vested in the Surviving Corporation, and all liabilities of the Disappearing Corporation shall be assumed by the Surviving Corporation.

(f)
At the Effective Time, each of the issued and outstanding shares of Common Stock, par value $0.001 per share, of the Disappearing Corporation immediately before the Effective Time shall be cancelled and shall cease to exist.

At the Effective Time, each of the issued and outstanding shares of Class A Common Stock and Class B Common Stock, par value $0.001 per share, of the Surviving Corporation owned immediately before the Effective Time by stockholders of the Surviving Corporation other than members of the Shaker Group or the Muller Group (as defined below) (the “Public Stockholder Shares”) shall be converted into and become a right to receive cash in the amount of $2.30 per share in cash ($2.40 per share reduced by legal fees in the amount of $0.10); provided, however, that any of the Public Stockholder Shares which are owned by stockholders who perfect their appraisal rights pursuant to Title 8, Section 262 of the General Corporation Law of the State of Delaware (the “Dissenting Shares”) shall be converted into and become a right to receive the fair value of such shares as determined pursuant to Title 8, Section 262 of the General Corporation Law of the State of Delaware.

At the Effective Time, each option to acquire shares of the Class A or Class B Common Stock, par value $0.001 per share, of the Surviving Corporation held by any member of the Muller Group or the Shaker Group shall be cancelled without payment to the option holder and each option to acquire shares held by anyone other than members of the Muller Group and the Shaker Group shall be converted into and become a right to receive a per share cash payment equal to the excess, if any, of $2.30 ($2.40 per share reduced by legal fees in the amount of $0.10) over the exercise price per share of the option.

At the Effective Time, each of the issued and outstanding shares of Class A Common Stock and Class B Common Stock of the Surviving Corporation owned immediately before the Effective Time by stockholders of the Surviving Corporation who are members of the Shaker Group or the Muller Group (as defined below) shall remain unchanged as outstanding shares of Class A Common Stock and Class B Common Stock, respectively, of the Surviving Corporation.

The Shaker Group consists of the following individuals and trusts: Corey Shaker (individually and as custodian for Lindsay Shaker, Kristen Shaker and Edward Shaker), Edward Shaker Family Trust, Joseph Shaker, Shaker Irrevocable Trust, Richard Shaker Family Trust, Steven Shaker, Janet Shaker, Paul Shaker, Edward D. Shaker, Edward Shaker, Lillian Shaker, Richard Shaker and Rose Shaker.

The Muller Group consists of the following individuals and trust: William C. Muller, Jr., Douglas D. Muller, Angela P. Muller, Rose Muller Trust, Robert Scott Doyle, Andrea L. Pantuso and Michelle Muller.

(g)
Each of the directors of the Surviving Corporation immediately preceding the Effective Time shall remain as a director of the Surviving Corporation following the Effective Time, and shall continue to serve until his or her death, resignation or removal in accordance with the Bylaws of the Surviving Corporation.

(h)
Each of the officers of the Surviving Corporation immediately preceding the Effective Time shall remain as an officer of the Surviving Corporation following the Effective Time, and shall continue to serve until his or her death, resignation or removal in accordance with the Bylaws of the Surviving Corporation

(i)
Notwithstanding anything else herein to the contrary, the obligations of the Disappearing Corporation and the Surviving Corporation to consummate the merger described in this Agreement and Plan of Merger are subject to the satisfaction or waiver of all of the following conditions: (1) each of the conditions precedent to the consummation of the exchanges described in the Exchange Agreement among the Surviving Corporation, the Shaker Group and the Muller Group which was approved by the board of directors of the Surviving Corporation on June 2, 2005 (the “Exchange Agreement”) shall have been satisfied or waived; (2) each of the conditions contained in the Stipulation and Agreement of Compromise, Settlement and Release relating to the case of Bronson et al. v. Hometown Auto Retailers, Inc. et al., C.A. No. 1466-N in the Court of Chancery of the State of Delaware in and for New Castle County (the “Settlement Agreement”) other than the consummation of the merger and the exchanges described in the Exchange Agreement shall have been satisfied or waived; (3) a majority of the stockholders of the Disappearing Corporation and the Surviving Corporation shall have approved this Agreement and Plan of Merger; (4) Hometown Auto Retailers, Inc. and the Shaker Group shall have obtained a supplemental opinion from BDO Seidman, LLP, the independent registered certified public accountants of Hometown Auto Retailers, Inc., indicating that the consummation of the merger described in this Agreement and Plan of Merger will not cause the exchanges described in the Exchange Agreement to fail to be tax-free exchanges under the Internal Revenue Code of 1986, as amended, or to result in the recognition of income for federal income tax purposes by either Hometown Auto Retailers, Inc. or the Shaker Group; and (5) the number of Dissenting Shares which are owned by stockholders who perfect their appraisal rights pursuant to Title 8, Section 262 of the General Corporation Law of the State of Delaware does not exceed seven percent (7%) of the number of outstanding shares of Class A Common Stock.

(j)
This merger shall become effective at the time of filing of an appropriate Certificate of Merger with the Delaware Secretary of State (or such later time as agreed by the parties and provided in the Certificate of Merger) (such time and date being referred to as the “Effective Time”).

(k)
At any time prior to the Effective Time, this Agreement and Plan of Merger may be amended, to the fullest extent permitted by applicable law, by an agreement in writing duly approved by the board of directors of each of the Disappearing Corporation and the Surviving Corporation.

(l)
At any time prior to the Effective Time, notwithstanding the approval of this Agreement and Plan of Merger by the stockholders of the Disappearing Corporation and/or the Surviving Corporation, this Agreement and Plan of Merger may be terminated and abandoned by an agreement in writing duly approved by the board of directors of each of the Disappearing Corporation and the Surviving Corporation.

(m)	This Agreement and Plan of Merger shall be governed and construed in accordance with the laws of the State of Delaware.

IN WITNESS WHEREOF, the parties have caused this Agreement and Plan of Merger to be executed by their respective duly authorized officers as of November 22, 2006.

DISAPPEARING CORPORATION:		SURVIVING CORPORATION:
HOMETOWN ACQUISITION I		HOMETOWN AUTO RETAILERS, CORPORATION INC.

By:	/s/ Corey E. Shaker	By:	/s/ Corey E. Shaker
	Name: Corey E. Shaker		Name: Corey E. Shaker
	Title: President		Title: President

CERTIFICATE OF SECRETARY
OF
HOMETOWN ACQUISITION I CORPORATION

I, Charles F. Schwartz, the Secretary of Hometown Acquisition I Corporation, hereby certifies that the Agreement and Plan of Merger to which this certificate is attached, after having been first signed on behalf of the Corporation by the President, was duly approved and adopted by the unanimous consent of the stockholders of the Corporation dated November 22, 2006.

IN WITNESS WHEREOF, I have affixed my hand and the seal of the Corporation this 22nd day of November, 2006.

[SEAL]
/s/ Charles F. Schwartz_____
Charles F. Schwartz
Secretary

CERTIFICATE OF SECRETARY
OF
HOMETOWN AUTO RETAILERS, INC.

I, Charles F. Schwartz, the Secretary of Hometown Auto Retailers, Inc., hereby certifies that the Agreement and Plan of Merger to which this certificate is attached, after having been first signed on behalf of the Corporation by the President, was duly approved and adopted by the consent of the stockholders of the Corporation holding a majority of the voting power of the outstanding shares of common stock entitled to vote on November 22, 2006.

IN WITNESS WHEREOF, I have affixed my hand and the seal of the Corporation this 22nd day of November, 2006.

[SEAL]
/s/ Charles F. Schwartz_____
Charles F. Schwartz
Secretary